UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2008
North Pointe Holdings Corporation
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-51530 (Commission File Number)	38-3615047 (IRS Employer Identification No.)

28819 Franklin Road Southfield, Michigan (Address of principal executive offices)	48034 (Zip Code)
(248) 358-1171
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws.
On and effective January 2, 2008, the Board of Directors of North Pointe Holdings Corporation (the “Corporation”) approved the amendment of the Bylaws of the Corporation by the addition of a new Article XII, pursuant to which the Corporation opts out of the provisions of Section 7B of the Michigan Business Corporation Act (the “MBCA”). Article XII reads in its entirety as follows:
ARTICLE XII
CONTROL SHARE ACT
     Pursuant to Section 794 of the MBCA, Chapter 7B of the MBCA does not apply to any “control share acquisition” (as defined in Section 791 of the MBCA) of shares of the Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH POINTE HOLDINGS CORPORATION
Date: January 7, 2008	By:	/s/ Brian J. Roney
Brian J. Roney, Chief Financial Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
3.1	Bylaws of North Pointe Holdings Corporation as amended on January 2, 2008.

4